Exhibit 32.3
CERTIFICATION OF PERIODIC REPORT
          I, Jeffrey M. Rojek, Chief Financial Officer of GLG Partners, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
     (1) the quarterly report on Form 10-Q of the Company for the quarter ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 9, 2008

/s/ Jeffrey M. Rojek
Jeffrey M. Rojek
Chief Financial Officer